Exhibit 10.1

ENERGY RESOURCES 12 OPERATING COMPANY, LLC

ENERGY RESOURCES 12, L.P.

December 28, 2018

Regional Energy Investors, LP

3715 Camp Bowie Blvd.

Fort Worth, Texas 76107

Re:

Termination of Advisory and Administration Agreement dated effective November 21, 2017 and Termination of Advisory and Administration Agreement dated effective June 29, 2018 (collectively, the “Agreements”)

Gentlemen:

This letter shall serve to memorialize our agreement that the Agreements (above referenced) are terminated effective as of the date hereof. Regional Energy Investors, LP represents and warrants that it has not previously assigned any part of its interest in the Agreements to any party. Each of the undersigned acknowledges and agrees that such termination is in exchange for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

This letter may be executed in counterparts which, when taken together, shall constitute one agreement. A signature sent hereon by facsimile or via electronic means (including, without limitation, e-mail/PDF) shall constitute an original signature for all purposes.

Very truly yours,

Energy Resources 12, L.P.,

By: Energy Resources 12 GP, LLC,

Its: General Partner

/s/ Glade M. Knight

___________________________________________________

Glade M. Knight, CEO

/s/ David McKenney

___________________________________________________

David McKenney, CFO

Energy Resources 12 Operating Company, LLC,

By: Energy Resources 12, L.P.,

Its: Sole Member

           By: Energy Resources 12 GP, LLC,

           Its: General Partner

/s/ Glade M. Knight

_____________________________________________________

Glade M. Knight, CEO

/s/ David McKenney

_____________________________________________________

David McKenney, CFO

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Regional Energy Investors, LP,

a Texas limited partnership

By: Regional Energy GP, Inc.,

       a Texas corporation

Its: General Partner

/s/ Anthony F. Keating, III

___________________________________________________

Anthony F. Keating, III, President

/s/ Michael J. Mallick

___________________________________________________

Michael J. Mallick, Vice President